EXHIBIT 10.18
                            FIRST AMENDMENT TO LEASE

         This Amendment to Lease ("Amendment") is entered into on March 31 , 1997, between Pearle Vision, Inc., the successor in interest to Eyelab, Inc. ("Tenant") and Metric Income Trust Series, Inc., successor in interest to Anthony A. Petrarca ("Landlord").

         WHEREAS, Landlord and Tenant entered into a lease agreement dated May 4, 1988, for a certain premises located at 1281 Southlake Circle, Morrow, Georgia 30260 (the "Premises"); and

         WHEREAS, Landlord and Tenant desire to extend the terms of the Lease and modify the rent.

         THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

         (1) The term of the lease is extended so that it expires on March 31, 2007.

         (2)      Fixed rent shall be payable as follows:

                  April 1, 1997 - March 31, 2002; $9,057.75/mo.; $108,693.00/yr.

                  April 1, 2002 - March 31, 2003; $9,329.50/mo.; $111,954.00/yr.

                  April 1, 2003 - March 31, 2004; $9,609.42/mo.; $115,313.00/yr.

                  April 1, 2004 - March 31, 2005; $9,897.67/mo.; $118,772.00/yr.

                  April   1,   2005   -   March   31,   2006;    $10,194.58/mo.;
                  $122,335.00/yr.

                  April   1,   2006   -   March   31,   2007;    $10,500.42/mo.;
                  $126,005.00/yr.

         (3) Landlord's address for notice is Metric Income Trust Series, Inc. c/o SSR Realty Advisors, Inc., One California Street, Suite 1400, San Francisco, CA 94111-5415.

         (4) All other terms and conditions of the Lease will remain and continue in full force and effect and will be deemed unchanged except to the extent provided herein.



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First Amendment to Lease dated March 31, 1997
1281 Southlake Circle, Morrow, GA 30260

                                       TENANT:
                                       Pearle Vision, Inc.


                                        By:    /s/ J. David Pierson, President
                                               ---------------------------------
                                               J. David Pierson, President




                                        LANDLORD:
                                        Metric Income Trust Series, Inc.,
                                        a California corporation

                                           By:    Metric Realty Services, Inc.,
                                                  a Delaware corporation,
                                                  its agent and property manager


                                           By:    /s/ Richard A. Faber
                                                  -----------------------------
                                                  Richard A. Faber
                                                  Vice President